                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I, Lawrence A. Bossidy, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard
F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                      /s/ Lawrence A. Bossidy
                                                   -----------------------------
                                                        Lawrence A. Bossidy

Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, David M. Cote, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                        /s/ David M. Cote
                                                  -----------------------------
                                                           David M. Cote

Dated:  February 19, 2002

                                POWER OF ATTORNEY

         I, Hans W. Becherer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                        /s/ Hans W. Becherer
                                                   -----------------------------
                                                          Hans W. Becherer

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Gordon M. Bethune, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                         /s/ Gordon M. Bethune
                                                       -------------------------
                                                           Gordon M. Bethune

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Marshall N. Carter, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                      /s/ Marshall N. Carter
                                                  ------------------------------
                                                        Marshall N. Carter

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Jamie Chico Pardo, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                       /s/ Jaime Chico Pardo
                                                  ------------------------------
                                                         Jaime Chico Pardo

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Ann M. Fudge, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                        /s/ Ann M. Fudge
                                                  ------------------------------
                                                          Ann M. Fudge

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, James J. Howard, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                       /s/ James J. Howard
                                                  -----------------------------
                                                         James J. Howard

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Bruce Karatz, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                         /s/ Bruce Karatz
                                                   -----------------------------
                                                           Bruce Karatz

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Robert P. Luciano, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                       /s/ Robert P. Luciano
                                                   -----------------------------
                                                         Robert P. Luciano

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Russell E. Palmer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                       /s/ Russell E. Palmer
                                                   -----------------------------
                                                         Russell E. Palmer

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Ivan G. Seidenberg, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                      /s/ Ivan G. Seidenberg
                                                   -----------------------------
                                                        Ivan G. Seidenberg

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, John R. Stafford, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                      /s/ John R. Stafford
                                                  ------------------------------
                                                        John R. Stafford

Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Michael W. Wright, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post- effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instruments, Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership Program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                       /s/ Michael W. Wright
                                                  ------------------------------
                                                          Michael W. Wright

Dated: February 8, 2002